UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23096

Legg Mason ETF Investment Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: October 31, 2016

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	October 31, 2016

LEGG MASON

DEVELOPED EX-US DIVERSIFIED CORE ETF

DDBI

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to track the investment results of an index composed of publicly traded equity securities of developed markets outside the United States.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Legg Mason Developed ex-US Diversified Core ETF for the period since the Fund’s inception on December 28, 2015 through October 31, 2016. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund net asset value and market price,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

November 30, 2016

II	Legg Mason Developed ex-US Diversified Core ETF

Investment commentary

Economic review

The pace of U.S. economic activity fluctuated during the period from the Fund’s inception on December 28, 2015 through October 31, 2016 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that fourth quarter 2015 U.S. gross domestic product (“GDP”)i growth was 0.9%. First and second quarter 2016 GDP growth was 0.8% and 1.4%, respectively. The U.S. Department of Commerce’s second reading for third quarter 2016 GDP growth — released after the reporting period ended — was 3.2%. The improvement in GDP growth in the third quarter 2016 reflected an increase in private inventory investment, an acceleration in exports, an upturn in federal government spending and smaller decreases in state and local government spending.

While there was a pocket of weakness in May 2016, job growth in the U.S. was solid overall and a tailwind for the economy during the reporting period. When the period ended on October 31, 2016, the unemployment rate was 4.9%, as reported by the U.S. Department of Labor. The percentage of longer-term unemployed declined over the period. In October 2016, 25.2% of Americans looking for a job had been out of work for more than six months, versus 26.3% when the period began.

Turning to the global economy, in its October 2016 World Economic Outlook Update, the International Monetary Fund (“IMF”)ii said, “The forces shaping the global outlook — both those operating over the short term and those operating over the long term — point to subdued growth for 2016 and a gradual recovery thereafter, as well as to downside risks.”From a regional perspective, the IMF currently estimates 2016 growth in the Eurozone will be 1.7%, versus 2.0% in 2015. Japan’s economy is expected to expand 0.5% in 2016, the same as in 2015. Elsewhere, the IMF projects that overall growth in emerging market countries will tick up to 4.2% in 2016, versus 4.0% in 2015.

After an extended period of maintaining the federal funds rateiii at a historically low range between zero and 0.25%, the Federal Reserve Board (the “Fed”)iv increased the rate at its meeting on December 16, 2015. This marked the first rate hike since 2006. In particular, the U.S. central bank raised the federal funds rate to a range between 0.25% and 0.50%. At its meeting that concluded on November 2, 2016 (after the reporting period ended), as well as during the prior meetings of the year, the Fed kept rates on hold. In the Fed’s statement after the November meeting it said, “The Committee judges that the case for an increase in the federal funds rate has continued to strengthen but decided, for the time being, to wait for some further evidence of continued progress toward its objectives. The stance of monetary policy remains accommodative, thereby supporting further improvement in labor market conditions and a return to 2 percent inflation.”

Given the economic challenges in the Eurozone, the European Central Bank (“ECB”)v took a number of actions to stimulate growth and ward off deflation. In January 2015, before the reporting period began, the ECB announced that, beginning in March 2015, it would start a €60 billion-per-month bond buying program that is expected to run until September 2016. In December 2015, the ECB extended its monthly bond buying program until at least March 2017. Finally, in March 2016, the ECB announced that it

Legg Mason Developed ex-US Diversified Core ETF	III

Investment commentary (cont’d)

would increase its bond purchasing program to €80 billion-per-month. It also lowered its deposit rate to -0.4% and its main interest rate to 0%. Looking at other developed countries, in the aftermath of the June 2016 U.K. referendum to leave the European Union (“Brexit”), the Bank of England (“BoE”)vi lowered rates in October 2016 from 0.50% to 0.25% — an all-time low. After holding rates steady at 0.10% for more than five years, in January 2016, the Bank of Japanvii announced that it lowered the rate on current accounts that commercial banks hold with it to -0.10%. Elsewhere, the People’s Bank of Chinaviii kept rates steady at 4.35%.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

November 30, 2016

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The International Monetary Fund (“IMF”) is an organization of 189 countries, working to foster global monetary cooperation, secure financial stability, facilitate international trade, promote high employment and sustainable economic growth, and reduce poverty around the world.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

vi	The Bank of England (“BoE”), formally the Governor and Company of the BoE, is the central bank of the United Kingdom. The BoE’s purpose is to maintain monetary and financial stability.

vii

The Bank of Japan is the central bank of Japan. The bank is responsible for issuing and handling currency and treasury securities, implementing monetary policy, maintaining the stability of the Japanese financial system and the yen currency.

viii	The People’s Bank of China (“PBoC”) is the central bank of the People’s Republic of China with the power to carry out monetary policy and regulate financial institutions in mainland China.

IV	Legg Mason Developed ex-US Diversified Core ETF

Fund overview

Q. What is the Fund’s investment strategy?

A. Legg Mason Developed ex-US Diversified Core ETF (the “Fund”) seeks to track the investment results of the QS DBI Developed ex-US Diversified Index (the “Underlying Index”). The Underlying Index seeks to provide exposure to equity markets in developed countries outside the United States and is based on a proprietary methodology created and sponsored by QS Investors, LLC (“QS”), the Fund’s subadviser. The Underlying Index is composed of equity securities in developed markets outside the United States that are included in the MSCI World ex-US Indexi.

The proprietary rules-based process initially groups this universe of securities into multiple investment categories based on geography and sector. Within each of these investment categories, securities are weighted by market capitalization. The process then combines those investment categories with more highly correlated historical performance into a smaller number of “clusters.” A cluster is a group of investment categories based on geography and sector that have demonstrated a tendency to behave similarly (high correlation). Thereafter, each of these clusters is equally weighted in the Underlying Index to produce a highly diversified portfolio. QS anticipates that the number of component securities in the Underlying Index will range from 900 to 1,000 from approximately 20 countries, including Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, Norway, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The Underlying Index may include large, medium and small capitalization companies. The components of the Underlying Index, and the degree to which these components represent certain countries and sectors, may change over time. The Underlying Index’s components are reconstituted annually and rebalanced quarterly. The Underlying Index is reconstituted on a different date from the MSCI World ex-US Index. Securities that are removed from, or added to, the MSCI World ex-US Index are removed from, or considered for inclusion in, the Underlying Index at the next annual reconstitution or quarterly rebalancing of the Underlying Index. The Fund’s portfolio is rebalanced when the Underlying Index is rebalanced or reconstituted. The Fund may trade at times other than when the Underlying Index is rebalanced or reconstituted for a variety of reasons, including when adjustments may be made to its representative sampling process from time to time or when investing cash.

The term “diversified” highlights the purpose of QS’ Diversification Based Investing methodology, which seeks to avoid concentration risks often identified with market cap-weighted funds. The term “core” highlights the segment of the investment universe where the fund invests — as opposed to introducing value or size biases or investing in niche segments of the market.

The Fund uses a “passive” or indexing investment approach to achieve its investment objective. Unlike many investment companies, the Fund does not try to outperform its Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued. Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index and also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by

Legg Mason Developed ex-US Diversified Core ETF 2016 Annual Report	1

Fund overview (cont’d)

keeping portfolio turnover low in comparison to actively managed investment companies.

QS may use a representative sampling indexing strategy to manage the Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to that of the Underlying Index. When sampling is used, the securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as return variability, risk, market capitalization, country/region exposures and sector exposures) and fundamental characteristics (such as portfolio yield, price/earnings ratios and price/book ratios) similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.

The Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, if any, in securities that compose the Underlying Index. The equity securities that the Fund will hold are principally common stocks.

The Fund may invest up to 20% of its net assets in certain index futures, options, options on index futures, swap contracts or other derivatives related to its Underlying Index and its component securities; cash and cash equivalents; other investment companies, including exchange-traded funds; exchange-traded notes; depository receipts; and in securities and other instruments not included in its Underlying Index but which QS believes will help the Fund track its Underlying Index. The Fund may invest in exchange-traded equity index futures and currency derivatives to gain exposure to local markets and may also use currency derivatives for cash management purposes.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Equity markets started out 2016 in risk-off mode as macro events dominated headlines: economic slowdowns in the U.S., China and many other markets and falling commodity prices. In mid-February, the market made a sharp reversal and rallied into quarter-end, along with commodities. Developed ex-U.S. markets declined for the quarter, while emerging markets had a gain. The banks industry was the hardest hit globally, with lower trading volumes impacting banks’ fixed income, currency and commodities divisions. Lower trading activity can be traced to multiple factors including concerns over economic growth, decreased initial public offering (IPO) activity and, specific to Europe, concerns over a potential U.K. exit from the European Union.

Developed markets outside the U.S. declined in the second calendar quarter of 2016, achieving gains only in April 2016. Most markets turned negative in May. Volatility was significant, most notably in late June after investors were surprised by the win for “Brexit” — Britain’s referendum on whether to leave the European Union. Currencies also swung over the last trading week of June 2016; the British pound declined significantly. Emerging markets remained unscathed over Brexit and ended the month of June 2016 with a solid gain, but underperformed for the quarter. Across the developed world, the Energy sector was a significant performer, followed by defensive sectors, Health Care and Consumer Staples. The banks industry and the Consumer Discretionary sector underperformed, with fairly large declines.

Equities globally advanced in the third calendar quarter of 2016 after being whipsawed

2	Legg Mason Developed ex-US Diversified Core ETF 2016 Annual Report

by the Brexit vote in late June 2016. Most of the gains occurred early in the quarter, when several major stock indices rose to new highs, before falling back slightly. Industrial commodity stocks saw some strong returns, while oil and gold prices were essentially flat. Overall, emerging markets outperformed the developed world; a number of larger emerging markets had double digit gains. Central banks continued to be accommodative, though only the Bank of Japanii made significant policy moves. Most markets saw modestly upward trends in manufacturing sentiment. Developed market returns declined slightly for the final month of the reporting period.

The Fund uses a passive investment approach to achieve its investment objective, and, therefore, made no change in investment approach in response to market conditions.

Performance review

For the period since the Fund’s inception on December 28, 2015 through October 31, 2016, Legg Mason Developed ex-US Diversified Core ETF generated a -0.32% return on a net asset value (“NAV”)iii basis and -0.12% based on its market priceiv per share.

The performance table shows the Fund’s total return since the Fund’s inception on December 28, 2015 through October 31, 2016 based on its NAV and market price as of October 31, 2016. The Fund seeks to track the investment results of an index composed of publicly traded equity securities of developed markets outside the United States, the QS DBI Developed ex-US Diversified Index, which returned -0.18% for the same period. The Fund’s unmanaged benchmark, the MSCI World ex-US Index, returned 0.86% over the same time frame. The Lipper International Large-Cap Core Funds Category Average1 returned 0.88% for the period December 31, 2015 through October 31, 2016. Please note that Lipper performance returns are based on each fund’s NAV.

Performance Snapshot as of October 31, 2016 (unaudited)
	6 Months	Total Return Since Fund Inception*
Legg Mason Developed ex-US Diversified Core ETF:
$24.87 (NAV)	-1.15%	-0.32	%**†
$24.92 (Market Price)	-1.31%	-0.12	%**‡
QS DBI Developed ex-US Diversified Index	-2.06%	-0.18%
MSCI World ex-US Index	-0.08%	0.86%
Lipper International Large-Cap Core Funds Category Average[1]	1.16%	0.88%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. Principal value and investment returns will fluctuate so shares, when sold, may be worth more or less than their original cost. Performance data current to the most recent month-end is available at www.leggmason.com/etf.

Investors buy and sell shares of an exchange-traded fund (“ETF”) at market price (not NAV) in the secondary market throughout the trading day. These shares are not individually available for purchase or redemption directly from the ETF. Market price returns shown are based upon the National Best Bid and Offer (“NBBO”)v at

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended October 31, 2016, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 143 funds for the six-month period and among the 135 funds for the ten-month period in the Fund’s Lipper category.

Legg Mason Developed ex-US Diversified Core ETF 2016 Annual Report	3

Fund overview (cont’d)

4:00 p.m. Eastern Time. These returns do not represent investors’ returns had they traded shares at other times. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Information showing the number of days the market price of the Fund’s shares was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV (i.e., premium or discount) for various time periods is available by visiting the Fund’s website at www.leggmason.com/etf.

As of the Fund’s current prospectus dated December 28, 2015, the gross total annual fund operating expense ratio for the Fund was 0.40%.

* The Fund’s inception date is December 28, 2015.

** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions at NAV.

‡ Total return assumes the reinvestment of all distributions at market price.

What were the leading contributors to performance?

A. From a sector perspective, an underweight to the Financials sector and an overweight to the Materials sector relative to the Fund’s benchmark contributed to performance. The Fund’s Underlying Index underweight to Switzerland versus the Fund’s benchmark was also additive to relative performance during the period. The currency effect proved to be a strong contributor, particularly in the U.K. where the Fund’s Underlying Index was relatively underweight.

What were the leading detractors from performance?

A. From a country perspective, overweight allocations to Italy, Denmark and Israel were the leading detractors. From a sector perspective, the Underlying Index’s overweight allocation to the Telecommunication Services sector also detracted from performance.

Looking for additional information?

The Fund’s daily NAV is available on-line at www.leggmason.com/etf. The Fund is traded under the symbol “DDBI” and its closing market price is available on most financial websites. In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-386-5535 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Legg Mason Developed ex-US Diversified Core ETF. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

QS Investors, LLC

November 20, 2016

RISKS: The Fund is newly organized, with a limited history of operations. Equity securities are subject to market and price fluctuations. International investments are subject to special risks including currency fluctuations, social, economic and political uncertainties, which could increase volatility. In rising markets, the value of large-cap stocks may not rise as much as smaller-cap stocks. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. Diversification

4	Legg Mason Developed ex-US Diversified Core ETF 2016 Annual Report

does not guarantee a profit or protect against a loss. The Fund may focus its investments in certain industries, increasing its vulnerability to market volatility. There is no guarantee that the Fund will achieve a high degree of correlation to the index it seeks to track. The Fund does not seek to outperform the index it tracks, and does not seek temporary defensive positions when markets decline or appear overvalued. Derivatives, such as options and futures, can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of October 31, 2016 were: Financials (13.1%), Health Care (11.9%), Information Technology (11.4%), Telecommunication Services (10.7%) and Industrials (9.5%). The Fund’s composition may differ over time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. An index is a statistical composite that tracks a specified financial market, sector or rule-based investment process. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	MSCI World ex-US Index captures large and mid-cap companies across 22 of 23 developed markets countries, excluding the United States.

ii

The Bank of Japan is the central bank of Japan. The bank is responsible for issuing and handling currency and treasury securities, implementing monetary policy, maintaining the stability of the Japanese financial system and the yen currency.

iii	Net Asset Value (“NAV”) is calculated by subtracting total liabilities from total assets and dividing the results by the number of shares outstanding.

iv	Market Price is determined by supply and demand. It is the price at which an investor purchases or sells shares of the Fund. The Market Price may differ from the Fund’s NAV.

[v]	The National Best Bid and Offer (“NBBO”) is the best (lowest) available ask price and the best (highest) available bid price to investors when they buy and sell securities.

Legg Mason Developed ex-US Diversified Core ETF 2016 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of October 31, 2016. The composition of the Fund’s investments is subject to change at any time.
*	Represents less than 0.1%.

6	Legg Mason Developed ex-US Diversified Core ETF 2016 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, such as brokerage commissions paid on purchases and sales of Fund shares; and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

This example is based on an investment of $1,000 invested on May 1, 2016 and held for the six months ended October 31, 2016.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]					Based on hypothetical total return[1]
Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
-1.15%	$1,000.00	$988.50	0.40%	$2.00	5.00%	$1,000.00	$1,023.13	0.40%	$2.03

[1]	For the six months ended October 31, 2016.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of fee waivers and/or expense reimbursements) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 366.

Legg Mason Developed ex-US Diversified Core ETF 2016 Annual Report	7

Fund performance (unaudited)

Net Asset Value
Average annual total returns[1]
Inception* through 10/31/16	-0.32	%†

Cumulative total returns[1]
Inception date of 12/28/15 through 10/31/16	-0.32%

Market Price
Average annual total returns[2]
Inception* through 10/31/16	-0.12	%†

Cumulative total returns[2]
Inception date of 12/28/15 through 10/31/16	-0.12%

All figures represent past performance and are not a guarantee of future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Results for longer periods will differ, in some cases, substantially. The returns shown do not reflect the deduction of brokerage commissions or taxes that investors would pay on distributions or the sale of shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Investors buy and sell shares of the Fund at market price, not NAV, in the secondary market throughout the trading day. These shares are not individually available for purchase or redemption directly from the Fund. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. Market price returns shown are based upon the National Best Bid and Offer (“NBBO”) at 4:00 p.m. Eastern Time. These returns do not represent investors’ returns had they traded shares at other times. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other exchange-traded funds, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessment of the underlying value of the Fund’s portfolio securities.

†	Not annualized.

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.

[2]	Assumes the reinvestment of all distributions, including returns of capital, if any, at market price.

*	Inception date of the Fund is December 28, 2015.

8	Legg Mason Developed ex-US Diversified Core ETF 2016 Annual Report

Historical performance

Value of $10,000 invested in

Legg Mason Developed ex-US Diversified Core ETF vs. QS DBI Developed ex-US Diversified Index and MSCI World ex-US Index† — December 28, 2015 - October 2016

All figures represent past performance and are not a guarantee of future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Results for longer periods will differ, in some cases, substantially. NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. The returns shown do not reflect the deduction of brokerage commissions or taxes that investors would pay on distributions or the sale of shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Legg Mason Developed ex-US Diversified Core ETF on December 28, 2015, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through October 31, 2016. The hypothetical illustration also assumes a $10,000 investment in the QS DBI Developed ex-US Diversified Index and the MSCI World ex-US Index. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund. The QS DBI Developed ex-US Diversified Index (the “Underlying Index”) is an index composed of publicly traded equity securities of developed markets outside the United States that are included in the MSCI World ex-US Index. The Underlying Index is based on a proprietary methodology created and sponsored by QS Investors LLC, the Fund’s subadviser. The MSCI World ex-US Index captures large and mid-cap companies across 22 of 23 developed markets countries, excluding the United States. The indices are not subject to the same management and trading expenses as a fund. An index is a statistical composite that tracks a specified financial market, sector, or rules-based investment process. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

Legg Mason Developed ex-US Diversified Core ETF 2016 Annual Report	9

Schedule of investments

October 31, 2016

Legg Mason Developed ex-US Diversified Core ETF

Security	Shares	Value
Common Stocks — 99.2%
Consumer Discretionary — 8.1%
Auto Components — 0.6%
Bridgestone Corp.	100	$3,727	(a)
Compagnie Generale des Etablissements Michelin	26	2,814	(a)
Continental AG	21	4,025	(a)
Denso Corp.	100	4,343	(a)
Magna International Inc.	297	12,194
Valeo SA	66	3,802	(a)
Total Auto Components		30,905
Automobiles — 1.2%
Bayerische Motoren Werke AG	38	3,311	(a)
Daimler AG, Registered Shares	68	4,845	(a)
Ferrari NV	160	8,424	(a)
Fiat Chrysler Automobiles NV	1,285	9,400	(a)
Fuji Heavy Industries Ltd.	100	3,893	(a)
Honda Motor Co., Ltd.	200	5,983	(a)
Nissan Motor Co., Ltd.	400	4,068	(a)
Renault SA	35	3,044	(a)
Toyota Motor Corp.	294	16,983	(a)
Total Automobiles		59,951
Distributors — 0.3%
Jardine Cycle & Carriage Ltd.	500	15,175	(a)
Hotels, Restaurants & Leisure — 2.1%
Aristocrat Leisure Ltd.	1,659	19,320	(a)
Compass Group PLC	195	3,527	(a)
Crown Resorts Ltd.	1,160	9,583	(a)
Domino’s Pizza Enterprises Ltd.	193	9,405	(a)
Flight Centre Travel Group Ltd.	146	3,759	(a)
Galaxy Entertainment Group Ltd.	1,000	4,106	(a)
Genting Singapore PLC	27,500	14,683	(a)
Restaurant Brands International Inc.	198	8,802
Sands China Ltd.	1,130	4,904	(a)
TABCORP Holdings Ltd.	2,812	10,351	(a)
Tatts Group Ltd.	4,536	13,990	(a)
Total Hotels, Restaurants & Leisure		102,430
Household Durables — 0.3%
Husqvarna AB, Class B Shares	406	3,054	(a)
Panasonic Corp.	400	4,175	(a)

See Notes to Financial Statements.

10	Legg Mason Developed ex-US Diversified Core ETF 2016 Annual Report

Legg Mason Developed ex-US Diversified Core ETF

Security	Shares	Value
Household Durables — continued
Sekisui House Ltd.	197	$3,257	(a)
Sony Corp.	97	3,069	(a)
Techtronic Industries Co., Ltd.	960	3,614	(a)
Total Household Durables		17,169
Media — 1.2%
Altice NV, Class A Shares	794	14,623	*(a)
Altice NV, Class B Shares	226	4,201	*(a)
Publicis Groupe SA	52	3,570	(a)
REA Group Ltd.	141	5,474	(a)
Shaw Communications Inc., Class B Shares	197	3,904
Singapore Press Holdings Ltd.	7,259	19,381	(a)
Vivendi	152	3,076	(a)
WPP PLC	182	3,954	(a)
Total Media		58,183
Multiline Retail — 0.5%
Canadian Tire Corp., Ltd., Class A Shares	100	9,721
Dollarama Inc.	98	7,323
Harvey Norman Holdings Ltd.	1,509	5,783	(a)
Total Multiline Retail		22,827
Specialty Retail — 1.0%
Dufry AG, Registered Shares	27	3,283	*(a)
Hennes & Mauritz AB, Class B Shares	452	12,713	(a)
Industria de Diseno Textil SA	1,027	35,902	(a)
Total Specialty Retail		51,898
Textiles, Apparel & Luxury Goods — 0.9%
adidas AG	26	4,264	(a)
Compagnie Financiere Richemont SA, Registered Shares	190	12,214	(a)
Gildan Activewear Inc.	98	2,517
Kering SA	15	3,330	(a)
Luxottica Group SpA	244	12,094	(a)
LVMH Moet Hennessy Louis Vuitton SE	33	6,002	(a)
Swatch Group AG	15	4,511	(a)
Total Textiles, Apparel & Luxury Goods		44,932
Total Consumer Discretionary		403,470
Consumer Staples — 8.4%
Beverages — 1.7%
Anheuser-Busch InBev SA/NV	242	27,774
Asahi Group Holdings Ltd.	100	3,573	(a)

See Notes to Financial Statements.

Legg Mason Developed ex-US Diversified Core ETF 2016 Annual Report	11

Schedule of investments (cont’d)

October 31, 2016

Legg Mason Developed ex-US Diversified Core ETF

Security	Shares	Value
Beverages — continued
Carlsberg A/S, Class B Shares	167	$15,051	(a)
Coca-Cola Amatil Ltd.	472	3,425	(a)
Diageo PLC	172	4,579	(a)
Heineken Holding NV	45	3,461	(a)
Heineken NV	60	4,940	(a)
Kirin Holdings Co., Ltd.	300	5,170	(a)
Pernod Ricard SA	43	5,111	(a)
Suntory Beverage & Food Ltd.	100	4,369	(a)
Treasury Wine Estates Ltd.	899	7,336	(a)
Total Beverages		84,789
Food & Staples Retailing — 2.9%
Aeon Co., Ltd.	200	2,773	(a)
Alimentation Couche-Tard Inc., Class B Shares	394	19,793
Carrefour SA	118	3,098	(a)
Empire Co., Ltd., Class A Shares	197	2,838
George Weston Ltd.	98	7,986
ICA Gruppen AB	95	2,948	(a)
Koninklijke Ahold Delhaize NV	363	8,282	(a)
Loblaw Cos., Ltd.	197	9,720
Metro AG	112	3,354	(a)
Metro Inc.	197	6,089
Seven & I Holdings Co., Ltd.	192	8,015	(a)
Tesco PLC	1,143	2,948	*(a)
Wesfarmers Ltd.	1,271	39,582	(a)
Woolworths Ltd.	1,443	25,884	(a)
Total Food & Staples Retailing		143,310
Food Products — 1.8%
Ajinomoto Co. Inc.	200	4,451	(a)
Danone SA	113	7,819	(a)
Kerry Group PLC, Class A Shares	386	28,019	(a)
Nestle SA, Registered Shares	388	28,123	(a)
Nisshin Seifun Group Inc.	200	2,950	(a)
Nissin Foods Holdings Co., Ltd.	100	5,794	(a)
Saputo Inc.	195	7,007
Toyo Suisan Kaisha Ltd.	98	3,971	(a)
Total Food Products		88,134
Household Products — 0.6%
Henkel AG & Co. KGaA	35	3,855	(a)

See Notes to Financial Statements.

12	Legg Mason Developed ex-US Diversified Core ETF 2016 Annual Report

Legg Mason Developed ex-US Diversified Core ETF

Security	Shares	Value
Household Products — continued
Reckitt Benckiser Group PLC	45	$4,024	(a)
Svenska Cellulosa AB SCA, Class B Shares	646	18,294	(a)
Unicharm Corp.	195	4,645	(a)
Total Household Products		30,818
Personal Products — 0.8%
Beiersdorf AG	33	2,905	(a)
Kao Corp.	100	5,153	(a)
L’Oreal SA	48	8,597	(a)
Shiseido Co., Ltd.	197	5,082	(a)
Unilever NV, CVA	383	16,038	(a)
Unilever PLC	95	3,973	(a)
Total Personal Products		41,748
Tobacco — 0.6%
British American Tobacco PLC	123	7,061	(a)
Imperial Brands PLC	62	2,996	(a)
Japan Tobacco Inc.	300	11,418	(a)
Swedish Match AB	237	8,239	(a)
Total Tobacco		29,714
Total Consumer Staples		418,513
Energy — 8.5%
Energy Equipment & Services — 0.3%
Saipem SpA	12,606	5,171	*(a)
Technip SA	49	3,238	(a)
Tenaris SA	555	7,839	(a)
Total Energy Equipment & Services		16,248
Oil, Gas & Consumable Fuels — 8.2%
ARC Resources Ltd.	200	3,395
BP PLC	3,216	18,992	(a)
Caltex Australia Ltd.	367	8,542	(a)
Canadian Natural Resources Ltd.	197	6,252
Cenovus Energy Inc.	197	2,842
Enbridge Inc.	197	8,507
Encana Corp.	300	2,861
Eni SpA	2,860	41,362	(a)
Idemitsu Kosan Co., Ltd.	197	4,547	(a)
Imperial Oil Ltd.	98	3,178
Inpex Corp.	2,475	23,021	(a)
JX Holdings Inc.	5,341	21,099	(a)

See Notes to Financial Statements.

Legg Mason Developed ex-US Diversified Core ETF 2016 Annual Report	13

Schedule of investments (cont’d)

October 31, 2016

Legg Mason Developed ex-US Diversified Core ETF

Security	Shares	Value
Oil, Gas & Consumable Fuels — continued
Oil Search Ltd.	1,843	$9,274	(a)
Origin Energy Ltd.	2,332	9,383	(a)
Pembina Pipeline Corp.	98	3,011
Repsol SA	3,007	42,136	(a)
Royal Dutch Shell PLC, Class A Shares	728	18,117	(a)
Royal Dutch Shell PLC, Class B Shares	647	16,701	(a)
Santos Ltd.	2,238	5,990	(a)
Showa Shell Sekiyu KK	394	3,682	(a)
Statoil ASA	3,383	55,131	(a)
Suncor Energy Inc.	295	8,852
TonenGeneral Sekiyu KK	1,000	9,866	(a)
Total SA	963	46,084	(a)
Tourmaline Oil Corp.	100	2,621	*
TransCanada Corp.	197	8,918
Woodside Petroleum Ltd.	971	20,802	(a)
Total Oil, Gas & Consumable Fuels		405,166
Total Energy		421,414
Financials — 13.1%
Banks — 8.8%
Australia & New Zealand Banking Group Ltd.	512	10,818	(a)
Banco Bilbao Vizcaya Argentaria SA	1,600	11,554	(a)
Banco de Sabadell SA	2,422	3,241	(a)
Banco Santander SA	4,304	21,152	(a)
Bank Hapoalim B.M.	2,606	15,030	(a)
Bank Leumi Le-Israel	3,474	13,109	*(a)
Bank of Montreal	98	6,237
Bank of Nova Scotia	98	5,266
Barclays PLC	1,480	3,432	(a)
BNP Paribas SA	139	8,073	(a)
BOC Hong Kong Holdings Ltd.	1,000	3,571	(a)
CaixaBank SA	1,031	3,120	(a)
Canadian Imperial Bank of Commerce	98	7,343
Commonwealth Bank of Australia	290	16,148	(a)
Credit Agricole SA	297	3,197	(a)
Danske Bank A/S	941	29,038	(a)
DBS Group Holdings Ltd.	900	9,678	(a)
DNB ASA	2,079	30,052	(a)
Erste Group Bank AG	929	29,143	*(a)

See Notes to Financial Statements.

14	Legg Mason Developed ex-US Diversified Core ETF 2016 Annual Report

Legg Mason Developed ex-US Diversified Core ETF

Security	Shares	Value
Banks — continued
Hang Seng Bank Ltd.	200	$3,607	(a)
HSBC Holdings PLC	1,001	7,529	(a)
ING Groep NV	1,739	22,863	(a)
Intesa Sanpaolo SpA	5,949	13,734	(a)
KBC Group NV	282	17,164	*(a)
Lloyds Banking Group PLC	6,906	4,830	(a)
Mediobanca SpA	389	2,846	(a)
Mitsubishi UFJ Financial Group Inc.	1,500	7,770	(a)
Mizrahi Tefahot Bank Ltd.	443	5,772	(a)
Mizuho Financial Group Inc.	3,800	6,407	(a)
National Australia Bank Ltd.	465	9,877	(a)
Nordea Bank AB	707	7,422	(a)
Oversea-Chinese Banking Corp., Ltd.	1,667	10,144	(a)
Raiffeisen Bank International AG	348	5,700	*(a)
Resona Holdings Inc.	900	3,992	(a)
Royal Bank of Canada	98	6,123
Skandinaviska Enskilda Banken AB, Class A Shares	389	3,919	(a)
Societe Generale SA	100	3,892	(a)
Standard Chartered PLC	444	3,862	*(a)
Sumitomo Mitsui Financial Group Inc.	200	6,952	(a)
Sumitomo Mitsui Trust Holdings Inc.	100	3,378	(a)
Svenska Handelsbanken AB, Class A Shares	359	4,890	(a)
Swedbank AB, Class A Shares	211	4,938	(a)
Toronto-Dominion Bank	197	8,939
UniCredit SpA	3,079	7,621	(a)
United Overseas Bank Ltd.	686	9,250	(a)
Westpac Banking Corp.	572	13,221	(a)
Total Banks		435,844
Capital Markets — 1.0%
Brookfield Asset Management Inc., Class A Shares	98	3,432
Credit Suisse Group AG, Registered Shares	246	3,429	*(a)
Deutsche Bank AG, Registered Shares	398	5,743	*(a)
Deutsche Boerse AG	33	2,567	*(a)
Deutsche Boerse AG, Registered Shares	31	2,316	(a)
Hong Kong Exchanges & Clearing Ltd.	300	7,929	(a)
Julius Baer Group Ltd.	77	3,116	*(a)
Macquarie Group Ltd.	61	3,691	(a)
Nomura Holdings Inc.	600	3,011	(a)

See Notes to Financial Statements.

Legg Mason Developed ex-US Diversified Core ETF 2016 Annual Report	15

Schedule of investments (cont’d)

October 31, 2016

Legg Mason Developed ex-US Diversified Core ETF

Security	Shares	Value
Capital Markets — continued
Singapore Exchange Ltd.	600	$3,058	(a)
Thomson Reuters Corp.	98	3,862
UBS Group AG, Registered Shares	656	9,274	(a)
Total Capital Markets		51,428
Diversified Financial Services — 0.4%
EXOR SpA	65	2,756	(a)
Groupe Bruxelles Lambert SA	77	6,619	(a)
Investor AB, Class B Shares	74	2,627	(a)
Kinnevik AB, Class B Shares	119	3,006	(a)
ORIX Corp.	197	3,134	(a)
Total Diversified Financial Services		18,142
Insurance — 2.9%
AEGON NV	785	3,380	(a)
Ageas	195	7,118	(a)
AIA Group Ltd.	2,749	17,348	(a)
Allianz SE, Registered Shares	61	9,507	(a)
Assicurazioni Generali SpA	594	7,668	(a)
Aviva PLC	716	3,871	(a)
AXA SA	256	5,764	(a)
Dai-ichi Life Holdings Inc.	200	2,931	(a)
Gjensidige Forsikring ASA	362	6,487	(a)
Insurance Australia Group Ltd.	640	2,677	(a)
Manulife Financial Corp.	197	2,854
MS&AD Insurance Group Holdings Inc.	98	2,910	(a)
Muenchener Rueckversicherungs-Gesellschaft AG (MunichRe), Registered Shares	24	4,651	(a)
NN Group NV	104	3,132	(a)
Prudential PLC	163	2,658	(a)
Sampo OYJ, Class A Shares	680	31,160	(a)
Sompo Holdings Inc.	98	3,174	(a)
Sun Life Financial Inc.	98	3,280
Suncorp Group Ltd.	378	3,435	(a)
Swiss Re AG	54	5,013	(a)
Tokio Marine Holdings Inc.	100	3,946	(a)
Tryg A/S	228	4,453	(a)
UnipolSai SpA	1,774	3,400	(a)
Zurich Insurance Group AG	23	6,014	*(a)
Total Insurance		146,831
Total Financials		652,245

See Notes to Financial Statements.

16	Legg Mason Developed ex-US Diversified Core ETF 2016 Annual Report

Legg Mason Developed ex-US Diversified Core ETF

Security	Shares	Value
Health Care — 11.9%
Biotechnology — 1.3%
CSL Ltd.	574	$43,787	(a)
Genmab A/S	89	14,681	*(a)
Shire PLC	124	7,002	(a)
Total Biotechnology		65,470
Health Care Equipment & Supplies — 1.0%
Cochlear Ltd.	80	7,773	(a)
Coloplast A/S, Class B Shares	153	10,665	(a)
Essilor International SA	54	6,060	(a)
Hoya Corp.	100	4,175	(a)
Olympus Corp.	97	3,462	(a)
Smith & Nephew PLC	170	2,450	(a)
Sysmex Corp.	98	6,801	(a)
Terumo Corp.	97	3,759	(a)
William Demant Holding A/S	178	3,311	*(a)
Total Health Care Equipment & Supplies		48,456
Health Care Providers & Services — 0.6%
Fresenius Medical Care AG & Co. KGaA	31	2,526	(a)
Fresenius SE & Co. KGaA	51	3,764	(a)
Healthscope Ltd.	3,394	5,690	(a)
Medipal Holdings Corp.	197	3,360	(a)
Ramsay Health Care Ltd.	163	9,076	(a)
Sonic Healthcare Ltd.	489	7,601	(a)
Total Health Care Providers & Services		32,017
Health Care Technology — 0.1%
M3 Inc.	98	2,990	(a)
Pharmaceuticals — 8.9%
Astellas Pharma Inc.	581	8,631	(a)
AstraZeneca PLC	178	9,982	(a)
Bayer AG, Registered Shares	94	9,317	(a)
Chugai Pharmaceutical Co., Ltd.	100	3,409	(a)
Daiichi Sankyo Co., Ltd.	194	4,666	(a)
Eisai Co., Ltd.	100	6,378	(a)
GlaxoSmithKline PLC	667	13,184	(a)
Merck KGaA	38	3,906	(a)
Novartis AG, Registered Shares	167	11,861	(a)
Novo Nordisk A/S, Class B Shares	3,106	110,796	(a)
Ono Pharmaceutical Co., Ltd.	100	2,543	(a)

See Notes to Financial Statements.

Legg Mason Developed ex-US Diversified Core ETF 2016 Annual Report	17

Schedule of investments (cont’d)

October 31, 2016

Legg Mason Developed ex-US Diversified Core ETF

Security	Shares	Value
Pharmaceuticals — continued
Otsuka Holdings Co., Ltd.	97	$4,246	(a)
Roche Holding AG	52	11,932	(a)
Sanofi	335	26,058	(a)
Santen Pharmaceutical Co., Ltd.	197	2,877	(a)
Shionogi & Co., Ltd.	97	4,780	(a)
Takeda Pharmaceutical Co., Ltd.	192	8,596	(a)
Taro Pharmaceuticals Industries Ltd.	100	10,151	*
Teva Pharmaceutical Industries Ltd.	2,916	124,436	(a)
Teva Pharmaceutical Industries Ltd., ADR	428	18,293
UCB SA	412	27,856	(a)
Valeant Pharmaceuticals International Inc.	1,200	21,418	*
Total Pharmaceuticals		445,316
Total Health Care		594,249
Industrials — 9.5%
Aerospace & Defense — 0.6%
Airbus Group SE	80	4,750	(a)
BAE Systems PLC	601	3,986	(a)
CAE Inc.	297	4,172
Finmeccanica SpA	444	5,398	*(a)
Rolls-Royce Holdings PLC	311	2,763	*(a)
Rolls-Royce Holdings PLC, C Shares	14,306	18	(a)(b)
Safran SA	41	2,816	(a)
Singapore Technologies Engineering Ltd.	2,700	6,075	(a)
Total Aerospace & Defense		29,978
Air Freight & Logistics — 0.1%
Deutsche Post AG, Registered Shares	123	3,810	(a)
Airlines — 0.3%
International Consolidated Airlines Group SA	710	3,771	(a)
Qantas Airways Ltd.	1,135	2,642	(a)
Singapore Airlines Ltd.	881	6,415	(a)
Total Airlines		12,828
Building Products — 0.2%
Assa Abloy AB, Class B Shares	251	4,560	(a)
Compagnie de Saint-Gobain	79	3,511	(a)
Geberit AG, Registered Shares	9	3,805	(a)
Total Building Products		11,876
Commercial Services & Supplies — 0.6%
Brambles Ltd.	1,963	17,176	(a)

See Notes to Financial Statements.

18	Legg Mason Developed ex-US Diversified Core ETF 2016 Annual Report

Legg Mason Developed ex-US Diversified Core ETF

Security	Shares	Value
Commercial Services & Supplies — continued
ISS A/S	137	$5,385	(a)
Secom Co., Ltd.	98	7,076	(a)
Total Commercial Services & Supplies		29,637
Construction & Engineering — 0.6%
ACS Actividades de Construccion y Servicios SA	170	5,212	(a)
CIMIC Group Ltd.	227	5,109	(a)
Ferrovial SA	488	9,495	(a)
Skanska AB, Class B Shares	129	2,799	(a)
SNC-Lavalin Group Inc.	98	3,982
Vinci SA	58	4,193	(a)
Total Construction & Engineering		30,790
Electrical Equipment — 0.6%
ABB Ltd., Registered Shares	433	8,910	*(a)
Legrand SA	61	3,445	(a)
Prysmian SpA	224	5,582	(a)
Schneider Electric SE	77	5,173	(a)
Vestas Wind Systems A/S	103	8,257	(a)
Total Electrical Equipment		31,367
Industrial Conglomerates — 1.1%
CK Hutchison Holdings Ltd.	1,000	12,370	(a)
Jardine Matheson Holdings Ltd.	100	6,082	(a)
Keppel Corp., Ltd.	2,746	10,387	(a)
Koninklijke Philips NV	442	13,310	(a)
SembCorp Industries Ltd.	2,263	4,102	(a)
Siemens AG, Registered Shares	99	11,239	(a)
Total Industrial Conglomerates		57,490
Machinery — 1.1%
Atlas Copco AB, Class A Shares	166	4,861	(a)
CNH Industrial NV	1,022	7,928	(a)
Komatsu Ltd.	200	4,458	(a)
Kone OYJ, Class B Shares	252	11,595	(a)
Metso OYJ	142	3,723	(a)
Mitsubishi Heavy Industries Ltd.	1,000	4,276	(a)
Sandvik AB	294	3,337	(a)
Schindler Holding AG	19	3,530	(a)
Volvo AB, Class B Shares	391	4,194	(a)
Wartsila OYJ Abp	107	4,626	(a)
Zardoya Otis SA	303	2,558	(a)
Total Machinery		55,086

See Notes to Financial Statements.

Legg Mason Developed ex-US Diversified Core ETF 2016 Annual Report	19

Schedule of investments (cont’d)

October 31, 2016

Legg Mason Developed ex-US Diversified Core ETF

Security	Shares	Value
Marine — 0.2%
A.P. Moller — Maersk A/S, Class A Shares	2	$2,921	(a)
A.P. Moller — Maersk A/S, Class B Shares	3	4,593	(a)
Kuehne & Nagel International AG, Registered Shares	24	3,251	(a)
Total Marine		10,765
Professional Services — 0.8%
Adecco Group AG, Registered Shares	51	3,029	(a)
Capita PLC	355	2,548	(a)
Experian PLC	180	3,456	(a)
Randstad Holding NV	78	4,012	(a)
RELX NV	573	9,655	(a)
RELX PLC	190	3,390	(a)
Seek Ltd.	330	3,667	(a)
SGS SA, Registered Shares	2	4,053	(a)
Wolters Kluwer NV	110	4,254	(a)
Total Professional Services		38,064
Road & Rail — 1.5%
Aurizon Holdings Ltd.	2,691	9,975	(a)
Canadian National Railway Co.	394	24,769
Canadian Pacific Railway Ltd.	98	14,009
ComfortDelGro Corp., Ltd.	3,800	6,938	(a)
DSV A/S	117	5,668	(a)
East Japan Railway Co.	100	8,816	(a)
MTR Corp. Ltd.	500	2,765	(a)
Total Road & Rail		72,940
Trading Companies & Distributors — 0.6%
AerCap Holdings NV	95	3,906	*
Bunzl PLC	112	3,007	(a)
ITOCHU Corp.	300	3,799	(a)
Mitsubishi Corp.	200	4,363	(a)
Mitsui & Co., Ltd.	300	4,164	(a)
Noble Group Ltd.	26,500	3,163	*(a)
Sumitomo Corp.	295	3,397	(a)
Wolseley PLC	50	2,598	(a)
Total Trading Companies & Distributors		28,397
Transportation Infrastructure — 1.2%
Abertis Infraestructuras SA	611	9,072	(a)
Aena SA	54	7,928	(a)
Atlantia SpA	419	10,274	(a)

See Notes to Financial Statements.

20	Legg Mason Developed ex-US Diversified Core ETF 2016 Annual Report

Legg Mason Developed ex-US Diversified Core ETF

Security	Shares	Value
Transportation Infrastructure — continued
Hutchison Port Holdings Trust, Class U Shares	7,689	$3,415	(a)
Sydney Airport	1,487	7,063	(a)
Transurban Group	2,550	20,112	(a)
Total Transportation Infrastructure		57,864
Total Industrials		470,892
Information Technology — 11.4%
Communications Equipment — 2.9%
Nokia OYJ	30,604	136,611	(a)
Telefonaktiebolaget LM Ericsson, Class B Shares	1,620	7,881	(a)
Total Communications Equipment		144,492
Electronic Equipment, Instruments & Components — 0.5%
Hexagon AB, Class B Shares	151	5,276	(a)
Hitachi Ltd.	1,000	5,320	(a)
Ingenico Group SA	58	4,593	(a)
Kyocera Corp.	100	4,864	(a)
Omron Corp.	98	3,758	(a)
Total Electronic Equipment, Instruments & Components		23,811
Internet Software & Services — 0.4%
Auto Trader Group PLC	4,020	18,394	(a)
United Internet AG, Registered Shares	66	2,711	(a)
Total Internet Software & Services		21,105
IT Services — 2.6%
Amadeus IT Group SA	687	32,428	(a)
Atos SE	53	5,509	(a)
Cap Gemini SA	116	9,619	(a)
CGI Group Inc., Class A Shares	1,195	56,761	*
Fujitsu Ltd.	1,000	5,927	(a)
Nomura Research Institute Ltd.	100	3,470	(a)
Worldpay Group PLC	4,932	17,170	(a)
Total IT Services		130,884
Semiconductors & Semiconductor Equipment — 0.8%
ASML Holding NV	96	10,157	(a)
Infineon Technologies AG	293	5,258	(a)
NXP Semiconductors NV	95	9,500	*
STMicroelectronics NV	542	5,165	(a)
Tokyo Electron Ltd.	98	8,865	(a)
Total Semiconductors & Semiconductor Equipment		38,945

See Notes to Financial Statements.

Legg Mason Developed ex-US Diversified Core ETF 2016 Annual Report	21

Schedule of investments (cont’d)

October 31, 2016

Legg Mason Developed ex-US Diversified Core ETF

Security	Shares	Value
Software — 3.5%
Check Point Software Technologies Ltd.	100	$8,456	*
Constellation Software Inc.	100	46,846
Dassault Systemes SA	69	5,468	(a)
Gemalto NV	58	3,143	(a)
Mobileye NV	200	7,436	*
NICE Ltd.	40	2,651	(a)
Open Text Corp.	697	43,276
Sage Group PLC	4,334	38,190	(a)
SAP SE	193	17,000	(a)
Total Software		172,466
Technology Hardware, Storage & Peripherals — 0.7%
BlackBerry Ltd.	2,787	19,677	*
Canon Inc.	300	8,615	(a)
FUJIFILM Holdings Corp.	100	3,785	(a)
Ricoh Co., Ltd.	295	2,405	(a)
Total Technology Hardware, Storage & Peripherals		34,482
Total Information Technology		566,185
Materials — 8.3%
Chemicals — 3.8%
Agrium Inc.	98	8,996
Air Liquide SA	118	11,992	(a)
Akzo Nobel NV	154	9,945	(a)
Arkema SA	41	3,891	(a)
Asahi Kasei Corp.	1,000	9,023	(a)
BASF SE	109	9,612	(a)
Croda International PLC	75	3,205	(a)
Givaudan SA, Registered Shares	2	3,865	(a)
Incitec Pivot Ltd.	1,299	2,907	(a)
Johnson Matthey PLC	93	3,871	(a)
JSR Corp.	200	3,043	(a)
Kansai Paint Co., Ltd.	200	4,303	(a)
Koninklijke DSM NV	110	7,067	(a)
Kuraray Co., Ltd.	300	4,552	(a)
Linde AG	31	5,114	(a)
Mitsubishi Chemical Holdings Corp.	689	4,527	(a)
Nippon Paint Holdings Co., Ltd.	100	3,404	(a)
Nitto Denko Corp.	100	6,971	(a)
Potash Corp. of Saskatchewan Inc.	294	4,781

See Notes to Financial Statements.

22	Legg Mason Developed ex-US Diversified Core ETF 2016 Annual Report

Legg Mason Developed ex-US Diversified Core ETF

Security	Shares	Value
Chemicals — continued
Shin-Etsu Chemical Co., Ltd.	197	$14,940	(a)
Sika AG	1	4,804	(a)
Solvay SA	116	13,304	(a)
Sumitomo Chemical Co., Ltd.	984	4,660	(a)
Syngenta AG, Registered Shares	18	7,226	(a)
Teijin Ltd.	196	3,793	(a)
Toray Industries Inc.	984	9,172	(a)
Umicore	148	8,997	(a)
Yara International ASA	256	9,042	(a)
Total Chemicals		187,007
Construction Materials — 0.6%
CRH PLC	381	12,348	(a)
CRH PLC	158	5,106	(a)
HeidelbergCement AG	31	2,932	(a)
James Hardie Industries PLC	204	3,041	(a)
LafargeHolcim Ltd., Registered Shares	85	4,535	(a)
Total Construction Materials		27,962
Containers & Packaging — 0.1%
Amcor Ltd.	431	4,814	(a)
Metals & Mining — 3.3%
Agnico-Eagle Mines Ltd.	98	4,977
Anglo American PLC	434	5,994	*(a)
ArcelorMittal	515	3,454	*(a)
Barrick Gold Corp.	492	8,657
BHP Billiton Ltd.	1,475	25,832	(a)
BHP Billiton PLC	850	12,751	(a)
Fortescue Metals Group Ltd.	983	4,096	(a)
Franco-Nevada Corp.	98	6,414
Fresnillo PLC	168	3,366	(a)
Glencore PLC	4,865	14,826	*(a)
Goldcorp Inc.	294	4,465
JFE Holdings Inc.	300	4,300	(a)
Mitsubishi Materials Corp.	100	2,870	(a)
Newcrest Mining Ltd.	305	5,319	(a)
Nippon Steel & Sumitomo Metal Corp.	300	5,931	(a)
Norsk Hydro ASA	1,976	8,833	(a)
Randgold Resources Ltd.	40	3,551	(a)
Rio Tinto Ltd.	276	11,348	(a)

See Notes to Financial Statements.

Legg Mason Developed ex-US Diversified Core ETF 2016 Annual Report	23

Schedule of investments (cont’d)

October 31, 2016

Legg Mason Developed ex-US Diversified Core ETF

Security	Shares	Value
Metals & Mining — continued
Rio Tinto PLC	463	$16,052	(a)
Silver Wheaton Corp.	197	4,747
South32 Ltd.	2,446	4,762	(a)
Teck Resources Ltd., Class B Shares	200	4,318
Total Metals & Mining		166,863
Paper & Forest Products — 0.5%
Oji Holdings Corp.	1,000	4,236	(a)
Stora Enso OYJ, Class R Shares	723	6,833	(a)
UPM-Kymmene OYJ	632	14,701	(a)
Total Paper & Forest Products		25,770
Total Materials		412,416
Real Estate — 1.4%
Equity Real Estate Investment Trusts (REITs) — 0.7%
Ascendas Real Estate Investment Trust	1,700	2,896	(a)
CapitaLand Commercial Trust Ltd.	2,559	2,890	(a)
CapitaLand Mall Trust	2,000	2,969	(a)
Link REIT	492	3,508	(a)
RioCan Real Estate Investment Trust	200	3,889
Scentre Group	1,651	5,272	(a)
Suntec Real Estate Investment Trust	2,559	3,085	(a)
Unibail-Rodamco SE	17	4,046	(a)
Westfield Corp.	925	6,247	(a)
Total Equity Real Estate Investment Trusts (REITs)		34,802
Real Estate Management & Development — 0.7%
Azrieli Group Ltd.	109	4,640	(a)
CapitaLand Ltd.	1,800	3,988	(a)
Cheung Kong Property Holdings Ltd.	492	3,644	(a)
Daiwa House Industry Co., Ltd.	100	2,748	(a)
Deutsche Wohnen AG	90	2,936	(a)
Global Logistic Properties Ltd.	2,263	2,887	(a)
Hongkong Land Holdings Ltd.	594	3,980	(a)
New World Development Co., Ltd.	3,000	3,740	(a)
Swire Pacific Ltd., Class A Shares	492	5,116	(a)
Vonovia SE	81	2,857	(a)
Total Real Estate Management & Development		36,536
Total Real Estate		71,338
Telecommunication Services — 10.7%
Diversified Telecommunication Services — 8.6%
BCE Inc.	195	8,859

See Notes to Financial Statements.

24	Legg Mason Developed ex-US Diversified Core ETF 2016 Annual Report

Legg Mason Developed ex-US Diversified Core ETF

Security	Shares	Value
Diversified Telecommunication Services — continued
BT Group PLC	2,310	$10,616	(a)
Deutsche Telekom AG, Registered Shares	1,879	30,620	(a)
Iliad SA	25	5,242	(a)
Koninklijke KPN NV	11,582	37,747	(a)
Nippon Telegraph & Telephone Corp.	200	8,896	(a)
Orange SA	1,916	30,202	(a)
SFR Group SA	173	4,665	(a)
Singapore Telecommunications Ltd.	15,352	42,695	(a)
Swisscom AG, Registered Shares	69	31,525	(a)
Telecom Italia SpA	29,424	25,649	*(a)
Telecom Italia SpA, Savings Shares	18,511	13,117	(a)
Telefonica Deutschland Holding AG	650	2,522	(a)
Telefonica SA	3,781	38,434	(a)
Telenor ASA	1,990	31,672	(a)
Telia Co. AB	5,139	20,513	(a)
Telstra Corp., Ltd.	14,905	56,375	(a)
TELUS Corp.	294	9,519
TPG Telecom Ltd.	1,536	8,816	(a)
Vocus Communications Ltd.	2,314	10,019	(a)
Total Diversified Telecommunication Services		427,703
Wireless Telecommunication Services — 2.1%
KDDI Corp.	600	18,247	(a)
Millicom International Cellular SA, SDR	108	4,742	(a)
NTT DoCoMo Inc.	500	12,589	(a)
Rogers Communications Inc., Class B Shares	589	23,695
SoftBank Group Corp.	287	18,045	(a)
StarHub Ltd.	1,181	2,865	(a)
Tele2 AB, Class B Shares	582	4,804	(a)
Vodafone Group PLC	6,629	18,201	(a)
Total Wireless Telecommunication Services		103,188
Total Telecommunication Services		530,891
Utilities — 7.9%
Electric Utilities — 3.3%
AusNet Services	4,908	5,590	(a)
Chubu Electric Power Co. Inc.	600	8,826	(a)
Chugoku Electric Power Co. Inc.	400	4,679	(a)
CLP Holdings Ltd.	1,000	10,162	(a)
Electricite de France SA	294	3,298	(a)

See Notes to Financial Statements.

Legg Mason Developed ex-US Diversified Core ETF 2016 Annual Report	25

Schedule of investments (cont’d)

October 31, 2016

Legg Mason Developed ex-US Diversified Core ETF

Security	Shares	Value
Electric Utilities — continued
Endesa SA	155	$3,295	(a)
Enel SpA	5,030	21,610	(a)
Fortis Inc.	784	25,806
Hokuriku Electric Power Co.	300	3,409	(a)
Hydro One Ltd.	300	5,473
Iberdrola SA	2,837	19,337	(a)
Kansai Electric Power Co. Inc.	600	5,740	*(a)
Kyushu Electric Power Co. Inc.	500	4,561	*(a)
Power Assets Holdings Ltd.	1,000	9,401	(a)
Red Electrica Corporacion SA	208	4,339	(a)
Shikoku Electric Power Co. Inc.	295	2,776	(a)
SSE PLC	365	7,110	(a)
Terna Rete Elettrica Nazionale SpA	899	4,408	(a)
Tohoku Electric Power Co. Inc.	590	7,221	(a)
Tokyo Electric Power Co. Holdings Inc.	1,673	6,499	*(a)
Total Electric Utilities		163,540
Gas Utilities — 1.4%
APA Group	3,510	21,211	(a)
Enagas SA	111	3,187	(a)
Gas Natural SDG SA	175	3,453	(a)
Hong Kong & China Gas Co. Ltd.	4,600	9,011	(a)
Osaka Gas Co., Ltd.	1,968	8,184	(a)
Snam SpA	1,736	9,161	(a)
Toho Gas Co., Ltd.	984	9,119	(a)
Tokyo Gas Co., Ltd.	1,952	8,850	(a)
Total Gas Utilities		72,176
Independent Power and Renewable Electricity Producers — 0.2%
Electric Power Development Co., Ltd.	197	4,591	(a)
Uniper SE	267	3,554	*
Total Independent Power and Renewable Electricity Producers		8,145
Multi-Utilities — 2.9%
AGL Energy Ltd.	2,101	30,598	(a)
ATCO Ltd., Class I Shares	295	10,341
Canadian Utilities Ltd., Class A Shares	392	11,202
Centrica PLC	1,718	4,506	(a)
DUET Group	6,947	12,551	(a)
E.ON SE	2,679	19,555	(a)
Engie SA	1,226	17,692	(a)

See Notes to Financial Statements.

26	Legg Mason Developed ex-US Diversified Core ETF 2016 Annual Report

Legg Mason Developed ex-US Diversified Core ETF

Security			Shares	Value
Multi-Utilities — continued
National Grid PLC			1,104	$14,379	(a)
RWE AG			664	10,540	*(a)
Suez			230	3,645	(a)
Veolia Environnement SA			333	7,272	(a)
Total Multi-Utilities				142,281
Water Utilities — 0.1%
Severn Trent PLC			106	3,017	(a)
United Utilities Group PLC			263	3,021	(a)
Total Water Utilities				6,038
Total Utilities				392,180
Total Common Stocks (Cost — $5,019,740)				4,933,793
Investments in Underlying Funds — 0.3%
Schwab International Equity ETF (Cost — $15,271)			570	16,045
Preferred Stocks — 0.2%
Consumer Discretionary — 0.1%
Automobiles — 0.1%
Volkswagen AG			21	2,886	(a)
Consumer Staples — 0.1%
Household Products — 0.1%
Henkel AG & Co. KGaA			63	8,084	(a)
Total Preferred Stocks (Cost — $10,144)				10,970

		Expiration Date	Rights
Rights — 0.0%
EXOR SpA		11/9/16	65	0	*(a)(b)(c)
Ferrovial SA		11/14/16	488	209	*
Tele2 AB		11/16/16	582	174	*(a)
Total Rights (Cost — $219)				383
Total Investments before Short-Term Investments (Cost — $5,045,374)				4,961,191

	Rate		Shares
Short-Term Investments — 0.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost — $957)	0.251%		957	957
Total Investments — 99.7% (Cost — $5,046,331#)				4,962,148
Other Assets in Excess of Liabilities —0.3%				12,811
Total Net Assets —100.0%				$4,974,959

See Notes to Financial Statements.

Legg Mason Developed ex-US Diversified Core ETF 2016 Annual Report	27

Schedule of investments (cont’d)

October 31, 2016

Legg Mason Developed ex-US Diversified Core ETF

*	Non-income producing security.

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(b)	Illiquid security (unaudited).

(c)	Value is less than $1.

#	Aggregate cost for federal income tax purposes is $5,049,453.

Abbreviations used in this schedule:
ADR	— American Depositary Receipts
CVA	— Certificaaten van aandelen (Share Certificates)
ETF	— Exchange-Traded Fund
REIT	— Real Estate Investment Trust
SDR	— Swedish Depositary Receipts

Summary of Investments by Country** (unaudited)
Australia	12.6%
Japan	12.2
Canada	11.6
United Kingdom	7.4
France	6.1
Spain	5.2
Italy	4.6
Denmark	4.3
Germany	4.3
Israel	4.2
Finland	4.2
Netherlands	3.9
Singapore	3.8
Switzerland	3.6
Norway	2.9
Sweden	2.7
Hong Kong	2.3
Belgium	2.2
Ireland	0.9
Austria	0.7
Investments in Underlying Funds	0.3
Short-Term Investments	0.0 †
100.0%

**	As a percentage of total investments. Please note that the Fund holdings are as of October 31, 2016 and are subject to change.

†	Represents less than 0.1%.

See Notes to Financial Statements.

28	Legg Mason Developed ex-US Diversified Core ETF 2016 Annual Report

Statement of assets and liabilities

October 31, 2016

Assets:
Investments, at value (Cost — $5,046,331)	$4,962,148
Foreign currency, at value (Cost — $4,009)	3,969
Dividends and interest receivable	10,775
Total Assets	4,976,892

Liabilities:
Investment management fee payable	1,715
Payable for securities purchased	218
Total Liabilities	1,933
Total Net Assets	$4,974,959

Net Assets:
Par value (Note 5)	$2
Paid-in capital in excess of par value	4,989,200
Undistributed net investment income	118,012
Accumulated net realized loss on investments and foreign currency transactions	(47,730)
Net unrealized depreciation on investments and foreign currencies	(84,525)
Total Net Assets	$4,974,959

Shares Outstanding	200,000

Net Asset Value	$24.87

See Notes to Financial Statements.

Legg Mason Developed ex-US Diversified Core ETF 2016 Annual Report	29

Statement of operations

For the Period Ended October 31, 2016†

Investment Income:
Dividends	$152,193
Interest	1
Less: Foreign taxes withheld	(16,128)
Total Investment Income	136,066

Expenses:
Investment management fee (Note 2)	16,641
Total Expenses	16,641
Net Investment Income	119,425

Realized and Unrealized Loss on Investments and Foreign Currency Transactions (Notes 1 and 3):
Net Realized Loss From:
Investment transactions	(47,730)
Foreign currency transactions	(1,413)
Net Realized Loss	(49,143)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(84,183)
Foreign currencies	(342)
Change in Net Unrealized Appreciation (Depreciation)	(84,525)
Net Loss on Investments and Foreign Currency Transactions	(133,668)
Decrease in Net Assets From Operations	$(14,243)

†	For the period December 28, 2015 (inception date) to October 31, 2016.

See Notes to Financial Statements.

30	Legg Mason Developed ex-US Diversified Core ETF 2016 Annual Report

Statement of changes in net assets

For the Period Ended October 31, 2016	2016†

Operations:
Net investment income	$119,425
Net realized loss	(49,143)
Change in net unrealized appreciation (depreciation)	(84,525)
Decrease in Net Assets From Operations	(14,243)

Fund Share Transactions (Note 5):
Net proceeds from sale of shares (200,001 shares issued)	4,989,227
Cost of shares repurchased (1 share repurchased)	(25)
Increase in Net Assets From Fund Share Transactions	4,989,202
Increase in Net Assets	4,974,959

Net Assets:
Beginning of period	—
End of period*	$4,974,959
*Includes undistributed net investment income of:	$118,012

†	For the period December 28, 2015 (inception date) to October 31, 2016.

See Notes to Financial Statements.

Legg Mason Developed ex-US Diversified Core ETF 2016 Annual Report	31

Financial highlights

For a share of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
2016[1,2]

Net asset value, beginning of period	$24.95

Income (loss) from operations:
Net investment income	0.60
Net realized and unrealized loss	(0.68)
Total loss from operations	(0.08)

Net asset value, end of period	$24.87
Total return, at NAV[3]	(0.32)%

Net assets, end of period (000s)	$4,975

Ratios to average net assets:
Gross expenses[4]	0.40%
Net expenses[4]	0.40
Net investment income[4]	2.87

Portfolio turnover rate[5]	31%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period December 28, 2015 (inception date) to October 31, 2016.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions.

See Notes to Financial Statements.

32	Legg Mason Developed ex-US Diversified Core ETF 2016 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason Developed ex-US Diversified Core ETF (the “Fund”) is a separate diversified investment series of Legg Mason ETF Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The Fund is an exchange-traded fund (“ETF”). ETFs are funds that trade like other publicly-traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents an ownership interest in an underlying portfolio of securities intended to track an index. Unlike shares of a mutual fund, which can be bought from and redeemed by the issuing fund by all shareholders at a price based on net asset value (“NAV”), shares of the Fund may be directly purchased from and redeemed by the Fund at NAV solely by certain large institutional investors who have entered into agreements with the Fund’s distributor (“Authorized Participants”). Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

Shares of the Fund are listed and traded at market prices on The NASDAQ Stock Market, LLC. The market price for the Fund’s shares may be different from the Fund’s NAV. The Fund issues and redeems shares at NAV only in blocks of a specified number of shares or multiples thereof (“Creation Units”). Only Authorized Participants may purchase or redeem Creation Units directly with the Fund at NAV. Creation Units are issued and redeemed generally in-kind for a basket of securities and/or cash. Except when aggregated in Creation Units, shares of the Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares directly from the Fund at NAV.

The Fund seeks to track the investment results of the QS DBI Developed ex-US Diversified Index (the “Underlying Index”). The Underlying Index seeks to provide exposure to equity markets in developed countries outside the United States and is based on a proprietary methodology created and sponsored by QS Investors, LLC, the Fund’s subadviser.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services,

Legg Mason Developed ex-US Diversified Core ETF 2016 Annual Report	33

Notes to financial statements (cont’d)

which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

34	Legg Mason Developed ex-US Diversified Core ETF 2016 Annual Report

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks:
Consumer discretionary	$44,461	$359,009	—	$403,470
Consumer staples	81,207	337,306	—	418,513
Energy	50,437	370,977	—	421,414
Financials	47,336	604,909	—	652,245
Health care	49,862	544,387	—	594,249
Industrials	50,838	420,036	$18	470,892
Information technology	191,952	374,233	—	566,185
Materials	47,355	365,061	—	412,416
Real estate	3,889	67,449	—	71,338
Telecommunication services	42,073	488,818	—	530,891
Utilities	56,376	335,804	—	392,180

Legg Mason Developed ex-US Diversified Core ETF 2016 Annual Report	35

Notes to financial statements (cont’d)

ASSETS (cont’d)
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Investments in underlying funds	$16,045	—	—		$16,045
Preferred stocks	—	$10,970	—		10,970
Rights	209	174	$0	*	383
Total long-term investments	$682,040	$4,279,133	$18		$4,961,191
Short-term investments†	957	—	—		957
Total investments	$682,997	$4,279,133	$18		$4,962,148

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

For the period ended October 31, 2016, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the period. The Fund’s policy is to recognize transfers between levels as of the end of the reporting period. At October 31, 2016, securities valued at $4,278,959 were classified as Level 2 within the fair value hierarchy because fair value procedures were applied when the change in value of a domestic equity security index suggested that the closing prices on foreign exchanges may no longer have represented the value of those securities at the time of closing of the NYSE.

(b) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

36	Legg Mason Developed ex-US Diversified Core ETF 2016 Annual Report

(c) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(e) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(g) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current period, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$(1,413)	$1,413

(a)	Reclassifications are due to foreign currency transactions treated as ordinary income for tax purposes.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and QS Investors, LLC (“QS”) is the Fund’s subadviser. Western Asset Management Company

Legg Mason Developed ex-US Diversified Core ETF 2016 Annual Report	37

Notes to financial statements (cont’d)

(“Western Asset”) manages the portion of the Fund’s cash and short-term instruments allocated to it. LMPFA, QS and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund under what is a unitary fee structure. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. The Fund is responsible for paying interest expenses, taxes, brokerage expenses, future 12b-1 fees (if any), acquired fund fees and expenses, extraordinary expenses and the management fee payable to LMPFA under the investment management agreement. LMPFA has agreed to pay all of the Fund’s organization and offering costs.

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.40% of the Fund’s average daily net assets.

As compensation for its subadvisory services, LMPFA pays QS 90% of the management fee paid by the Fund to LMPFA, net of (i) all fees and expenses incurred by LMPFA under the investment management agreement (including without limitation any subadvisory fee paid to another subadviser to the Fund) and (ii) expense waivers, if any, and reimbursements. LMPFA pays Western Asset a fee of 0.02% of the portion of the Fund’s average daily net assets allocated to Western Asset for the management of cash and other short-term instruments, net of expense waivers, if any, and reimbursements.

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the distributor of Creation Units for the Fund on an agency basis.

The Fund’s Board of Trustees has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan, the Fund is authorized to pay service and/or distribution fees calculated at an annual rate of up to 0.25% of its average daily net assets. No service and/or distribution fees are currently paid by the Fund, and there are no current plans to impose these fees.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the period ended October 31, 2016, the aggregate cost of purchases and proceeds from sales of investments (excluding in-kind transactions and short-term investments) were as follows:

Purchases	$1,640,471
Sales	1,534,528

During the period ended October 31, 2016, in-kind transactions (see Note 5) were as follows:

Contributions	$4,989,275
Redemptions	—

38	Legg Mason Developed ex-US Diversified Core ETF 2016 Annual Report

The in-kind contributions and in-kind redemptions shown in this table may not agree with the Fund Share Transactions on the Statement of Changes in Net Assets. This table represents the accumulation of the Fund’s daily net shareholder transactions while the Statement of Changes in Net Assets reflects gross shareholder transactions including any cash component of the transactions.

At October 31, 2016, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$299,870
Gross unrealized depreciation	(387,175)
Net unrealized depreciation	$(87,305)

4. Derivative instruments and hedging activities

During the period ended October 31, 2016, the Fund did not invest in derivative instruments.

5. Fund share transactions

At October 31, 2016, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. Fund shares are issued and redeemed by the Fund only in Creation Units or Creation Unit aggregations, where 200,000 shares of the Fund constitute a Creation Unit. Such transactions are generally on an in-kind basis, with a separate cash payment, which is a balancing cash component to equate the transaction to the net asset value per share of the Fund on the transaction date. Transactions in capital shares of the Fund are disclosed in detail in the Statement of Changes in Net Assets. Authorized Participants are subject to standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Creations and redemptions for cash (when cash creations and redemptions are available or specified) may be subject to an additional variable fee.

6. Income tax information and distributions to shareholders

The Fund did not make any distributions during the period ended October 31, 2016.

As of October 31, 2016, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$121,069
Deferred capital losses*	(47,665)
Unrealized appreciation (depreciation)(a)	(87,647)
Total accumulated earnings (losses) — net	$(14,243)

*	These capital losses have been deferred in the current period as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

Legg Mason Developed ex-US Diversified Core ETF 2016 Annual Report	39

Notes to financial statements (cont’d)

7. Recent accounting pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

40	Legg Mason Developed ex-US Diversified Core ETF 2016 Annual Report

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason ETF Equity Trust:

We have audited the accompanying statement of assets and liabilities of Legg Mason Developed ex-US Diversified Core ETF (the “Fund”), a series of Legg Mason ETF Equity Trust, including the schedule of investments, as of October 31, 2016, and the related statements of operations and changes in net assets, and the financial highlights for the period from December 28, 2015 (inception date) to October 31, 2016. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Developed ex-US Diversified Core ETF as of October 31, 2016, the results of its operations, the changes in its net assets, and the financial highlights for the period from December 28, 2015 (inception date) to October 31, 2016, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 21, 2016

Legg Mason Developed ex-US Diversified Core ETF 2016 Annual Report	41

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason Developed ex-US Diversified Core ETF (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-888-386-5535.

Independent Trustees†
Paul R. Ades
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	46
Other board memberships held by Trustee during past five years	None

Andrew L. Breech
Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	46
Other board memberships held by Trustee during past five years	None

Dwight B. Crane
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of funds in fund complex overseen by Trustee	46
Other board memberships held by Trustee during past five years	None

42	Legg Mason Developed ex-US Diversified Core ETF

Independent Trustees cont’d
Althea L. Duersten
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years	Retired (since 2011); formerly, Chief Investment Officer, North America, JPMorgan Chase (investment bank) and member of JPMorgan Executive Committee (2007 to 2011)
Number of funds in fund complex overseen by Trustee	46
Other board memberships held by Trustee during past five years	None

Frank G. Hubbard
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President, Fealds, Inc. (business development) (since 2016); formerly, President, Avatar International Inc. (business development) (1998 to 2015)
Number of funds in fund complex overseen by Trustee	46
Other board memberships held by Trustee during past five years	None

Howard J. Johnson
Year of birth	1938
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000 (Chairman since 2013)
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of funds in fund complex overseen by Trustee	46
Other board memberships held by Trustee during past five years	None

Jerome H. Miller
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	46
Other board memberships held by Trustee during past five years	None

Legg Mason Developed ex-US Diversified Core ETF	43

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Ken Miller
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	46
Other board memberships held by Trustee during past five years	None

John J. Murphy
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Founder and Senior Principal, Murphy Capital Management (investment management) (since 1983)
Number of funds in fund complex overseen by Trustee	46
Other board memberships held by Trustee during past five years	Trustee, UBS Funds (52 funds) (since 2008); Trustee, Consulting Group Capital Markets Funds (11 funds) (since 2002); Director, Fort Dearborn Income Securities, Inc. (since 2013); formerly, Director, Nicholas Applegate Institutional Funds (12 funds) (2005 to 2010)

Thomas F. Schlafly
Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Partner, Thompson Coburn LLP (law firm) (since 2009)
Number of funds in fund complex overseen by Trustee	46
Other board memberships held by Trustee during past five years	Director, Citizens National Bank of Greater St. Louis (since 2006)

44	Legg Mason Developed ex-US Diversified Core ETF

Interested Trustee and Officer
Jane Trust[3]
Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2016); Officer and/or Trustee/Director of 159 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Trustee	152
Other board memberships held by Trustee during past five years	None

Additional Officers

Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands, (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Legg Mason Developed ex-US Diversified Core ETF	45

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Jenna Bailey Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013); Risk Manager of U.S. Distribution of Legg Mason & Co. (2007 to 2011)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

46	Legg Mason Developed ex-US Diversified Core ETF

Additional Officers cont’d
Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Christopher Berarducci Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1974
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2015); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Vice President of Legg Mason & Co. (2011 to 2015); Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

Legg Mason Developed ex-US Diversified Core ETF	47

Legg Mason

Developed ex-US Diversified Core ETF

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Frank G. Hubbard

Howard J. Johnson

Chairman

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

QS Investors, LLC

Custodian

State Street Bank & Trust Company

Transfer agent

State Street Bank and Trust Company

One Lincoln Street

Boston, Massachusetts 02111

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legg Mason Developed ex-US Diversified Core ETF

The Fund is a separate investment series of Legg Mason ETF Equity Trust, a Maryland statutory trust.

Legg Mason Developed ex-US Diversified Core ETF

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-888-386-5535.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-888-386-5535, (2) at www.leggmason.com/etf and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Developed ex-US Diversified Core ETF. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2016 Legg Mason Investor Services, LLC

Member FINRA, SIPC

ETF Index Disclaimers

The MSCI World ex-US Index (the “MSCI Index”) was used by QS Investors, LLC (“QS”), the Fund’s subadviser, as the reference universe for selection of the companies included in the QS DBI Developed ex-US Diversified Index (the “QS DBI Index”). MSCI Inc. does not in any way sponsor, support, promote or endorse the QS DBI Index or the Legg Mason Developed ex-US Diversified Core ETF (the “Fund”). MSCI Inc. was not and is not involved in any way in the creation, calculation, maintenance or review of the QS DBI Index. The MSCI Index was provided on an “as is” basis. MSCI Inc., its affiliates and any other person or entity involved in or related to compiling, computing or creating the MSCI Index (collectively, the “MSCI Parties”) expressly disclaim all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose). Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including without limitation lost profits) or any other damages in connection with MSCI Index, the QS DBI Index, or the Fund.

QS does not guarantee the accuracy and/or the completeness of the MSCI Index or any data included therein, and QS shall not have any liability for any errors, omissions or interruptions therein. QS makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the shares of the Fund or any other person or entity from the use of the MSCI Index, trading based on the MSCI Index, or any data included therein, either in connection with the Fund or for any other use. QS makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the MSCI Index or any data included therein. Without limiting any of the foregoing, in no event shall QS have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the MSCI Index, even if notified of the possibility of such damages.

www.leggmason.com

© 2016 Legg Mason Investor Services, LLC Member FINRA, SIPC

ETFF323369 12/16 SR16-2950

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Dwight B. Crane possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Dwight B. Crane as the Audit Committee’s financial expert. Dwight B. Crane is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the fiscal period ending October 31, 2016 (the “Reporting Period”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Period, were $20,000 in 2016.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2016.

(c) Tax Fees. The aggregate fees billed in the Reporting Period for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in 2016. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Period that required pre-approval by the Audit Committee.

(d) All Other Fees. The aggregate fees for other fees billed in the Reporting Period for products and services provided by the Auditor were $0 in October 31, 2016, other than the services reported in paragraphs (a) through (c) of this item for the Legg Mason ETF Investment Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason ETF Investment Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason ETF Investment Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% for 2016; Tax Fees were 100% for 2016; and Other Fees were 100% for 2016.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason ETF Investment Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason ETF Investment Trust during the reporting period were $0 in 2016.

(h) Yes. Legg Mason ETF Investment Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason ETF Investment Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Frank G. Hubbard

Howard J. Johnson

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

b) Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason ETF Investment Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	March 29, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	March 29, 2017

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	March 29, 2017